Debt	6 Months Ended
Jun. 30, 2022
Debt Disclosure [Abstract]
Debt	Debt
The table below sets our external debt agreements as at June 30, 2022 (Successor) and December 31, 2021 (Predecessor):

	Successor	Predecessor
(In $ millions)	As at June 30, 2022	As at December 31, 2021
Secured debt:
Term Loan Facility	175	—
Second Lien Facility	699	—
Total Secured debt	874	—
Unsecured notes
Unsecured convertible notes	50	—
Total Unsecured notes	50	—
Total principal debt	924	—
Exit fee
Term Loan Facility	5	—
Second Lien Facility	35	—
Debt premium
Term Loan Facility	4	—
Total debt	968	—
Debt was presented in our Consolidated Balance Sheets as:

	Successor	Predecessor
(In $ millions)	As at June 30, 2022	As at December 31, 2021
Debt due within one year	21	—
Long-term debt	947	—
Total debt	968	—
Key changes to borrowing facilities
Term Loan and Revolving Credit Facility
On emergence, we entered into a $300 million super senior secured credit facility with a syndicate of lenders secured on a first lien basis. The facility has a maturity of December 15, 2026 and consists of a $175 million term loan facility and a $125 million revolving credit facility ("RCF"). The term loan facility and RCF bear interest at a margin of 7% per annum plus the secured overnight financial rate facility ("SOFR") (and any applicable credit adjustment spread). A commitment fee of 2.8% per annum is payable in respect of any undrawn portion of the RCF commitment. The facility includes an undrawn, uncommitted basket in amount of $50 million for incremental facilities pari passu with the facility for specified purposes. There is a 3% exit fee payable on principal repayments under the super senior credit facility; in addition, there is a make-whole premium payable if the facility is repaid within the first 3 years. We have recognized exit fees of $5 million and a debt premium of $4 million in respect to the facility.
New Second Lien Facility
On emergence, we entered into a senior secured credit facility with a syndicate of lenders to partially reinstate the existing facilities in an aggregate amount of $683 million, secured on a second lien basis. The facility bears interest at a total margin of 12.5% per annum plus SOFR (and any applicable credit adjustment spread), and has a maturity of June, 15 2027. The above-mentioned margin is comprised of 5% cash interest; and 7.5% pay-if-you-can ("PIYC") interest, whereby Seadrill can elect to pay the interest in cash or capitalize the interest to the principal outstanding (dependent on certain conditions set out in the facility agreement). The PIYC interest compounds to the loan quarterly. There is a 5% exit fee required on this facility. We have recognized a exit fee of $35 million in respect to the facility. On June 15, 2022, $14 million payment-in-kind interest was capitalized, including the exit fee of 5% on the interest capitalized.
Unsecured convertible notes
On emergence, we issued a $50 million unsecured convertible note to Hemen, with a final maturity in August 2028 (the "Convertible Note"). The note bears interest of 6% per annum plus three-month US LIBOR, which is payable quarterly in cash. The Convertible Note is convertible, at the option of the holder, into shares in an amount equal to 5% of the fully-diluted ordinary shares.
Debt maturities
The outstanding debt as at June 30, 2022 (Successor) is repayable as follows, for the years ended December 31:

(In $ millions)	Term Loan	Second Lien	Convertible Note	Total repayments
2023	—	42	—	42
2024	—	42	—	42
2025	—	42	—	42
2026	180	42	—	222
2027	—	566	—	566
2028 and thereafter	—	—	50	50
Total debt principal and exit fee payments	180	734	50	964
No outstanding debt is repayable during the remainder of 2022.